Other Current Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
VAT recoverable	$ 35,034	217,370	193,818
Income taxes recoverable	18	114	1,987
Unbilled solar systems integration revenue	4,083	25,335	25,775
Other receivables - net	4,471	27,740	33,544
Prepaid expenses - net	4,612	28,614	46,437
Other current assets	$ 48,218	299,173	301,561